All Funds of the

LINCOLN FUNDS TRUST

(the “Trust”)

Supplement dated January 6, 2025

to the Funds’ currently effective Statement of Additional Information (“SAI”) dated September 27, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the Funds’ SAI. You may obtain a copy of a SAI free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lft.

At a meeting held on December 9, 2024, the Board of Trustees of the Trust (the “Board”) approved the appointment of Mary Schroeder and Thomas P. Sholes as Independent Trustees of the Trust, effective December 18, 2024.

Effective January 1, 2025, the SAI is amended as follows:

1.	The following information is added to the table under the Independent Trustees section of the SAI:

Independent Trustee

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Mary Schroeder 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1967	Trustee	Since January 2025	Founder, MCS Ventures; Senior Advisor, DAI; IFC - International Finance Corporation, Senior Advisor	[12]	Director, Collectius
Thomas P. Sholes 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1974	Trustee	Since January 2025	Managing Member, Veritas Consulting Solutions; Managing Director, BNY Mellon Pershing; Adjunct Faculty, Naumann University	[12]	None

2.	The following information is added to the Trustee Qualifications section of the SAI:

Mary Schroeder. Ms. Schroeder has previously served as a Portfolio Manager to companies including Mount Kellett, Och-Ziff, Nomura, and ADM Capital. Prior to this, Ms. Schroeder served as an Auditor and Restructuring Consultant at KPMG. Ms. Schroeder currently serves on the boards of Trellix and Black girl Sunscreen and has previously served as Senior Adviser to the IFC - International Finance Corporation and as Board member and member of the Audit and Investment Committees of Collectius. Ms. Schroeder holds dual bachelor’s degrees in accountancy and chinese studies from the University of Notre Dame. Ms. Schroeder will provide the Board with investment, audit and financial services industry expertise.

Thomas P. Sholes. Mr. Sholes retired from BNY Mellon Pershing in 2024, where he served since 2010 in several leadership roles including Chief Strategy Officer/Head of Global Strategy and Product Management and as a member of the BNY Mellon Pershing executive committee. Previously, Mr. Sholes held several senior positions with financial services firms including PNC Global Investment Servicing and Federated Investors, Inc. Mr. Sholes also serves on the boards of FLX Networks, Catholic Social Services of Philadelphia, and the Archdiocese of Philadelphia’s Investment Committee. Mr. Sholes holds an MBA from Carnegie Mellon University and a bachelor’s degree in finance from Pennsylvania State University. Mr. Sholes will provide the Board with product management, strategy and financial services industry experience.

3.	The following replaces the first paragraph under the Board Oversight section of the SAI:

The primary responsibility of the Board of Trustees is to represent the interests of the Trust’s shareholders and to provide oversight of the management of the Funds. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of five trustees, four of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Trustee). The Interested Trustee serves as the Chairperson of the Board.

4.	The information under the Board Committees section of the SAI is deleted and replaced with the following:

Audit Committee. The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds’ financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust’s systems of controls, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Thomas A. Leonard, Joseph P. LaRocque (Chair), Mary Schroeder and Thomas P. Sholes.

Nominating and Governance Committee. The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. The members of the Nominating and Governance Committee are Independent Trustees: Thomas A. Leonard (Chair), Joseph P. LaRocque, Mary Schroeder and Thomas P. Sholes. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o Lincoln Funds Trust, P.O. Box 182801, Columbus, OH 43218.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE